RULE 497(c)
                                                       Registration No. 33-41462
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PROSPECTUS                                                          July 9, 1999
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NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.               [GRAPHIC OMITTED]

                                                              EVERGREEN FUNDS SM
                                                                   SINCE 1932

Evergreen Class of Shares - distributed through Evergreen Distributor, Inc.
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     A money market fund whose investment objectives are to seek as high a level of current income exempt from regular Federal income tax and, to the extent possible, from North Carolina State income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity and stability of principal.


     The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


RISK/RETURN SUMMARY: INVESTMENTS,           MANAGEMENT, ORGANIZATION AND
    RISKS, AND PERFORMANCE            3         CAPITAL STRUCTURE              8
RISK/RETURN SUMMARY: FEE TABLE        5     SHAREHOLDER INFORMATION            8
INVESTMENT OBJECTIVES, PRINCIPAL                      Tax Consequences        12
    INVESTMENT STRATEGIES, AND              DISTRIBUTION ARRANGEMENTS         13
    RELATED RISKS                     6     FINANCIAL HIGHLIGHTS              14

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           I. RISK/RETURN SUMMARY: INVESTMENTS, RISKS, AND PERFORMANCE
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Investment Objectives


The Fund seeks as high a level of current income exempt from regular Federal income tax and, to the extent possible, North Carolina State income tax, as is believed to be consistent with preservation of capital, maintenance of liquidity, and stability of principal. However, current income may be subject to the Federal alternative minimum tax. There can be no assurance that the Fund will achieve its investment objectives.


Principal Investment Strategies


The Fund intends to achieve its investment objectives by investing principally in short-term, high quality, debt obligations of:

(i)  North Carolina, and its political subdivisions,

(ii) Puerto Rico and other United States Territories, and their political subdivisions, and

(iii) other states.


These debt obligations are collectively referred to throughout this Prospectus as Municipal Obligations.


The Fund is a money market fund and seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less, to value its investment portfolio at amortized cost and to maintain a net asset value of $1.00 per share.


The Fund intends to concentrate (e.g. 25% or more of the Fund's total net assets) in North Carolina municipal obligations, including participation certificates therein. Participation Certificates evidence ownership of an interest in the underlying Municipal Obligations purchased from banks, insurance companies, or other financial institutions.


Principal Risks

o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

o The value of the Fund's shares and the securities held by the Fund can each decline in value.

o An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency.

o Because the Fund intends to concentrate (e.g. 25% or more of the Fund's net assets) in North Carolina municipal obligations, including participation certificates therein, investors should also consider the greater risk of the Portfolio's concentration versus the safety that comes with a less concentrated investment portfolio.

o An investment in the Fund should be made with an understanding of the risks which an investment in North Carolina municipal obligations may entail. Payment of interest and preservation of capital are dependent upon the continuing ability of North Carolina issuers and/or obligators of state, municipal and public authority debt obligations to meet their payment obligations. Risk factors affecting the State of North Carolina are described in "North Carolina Risk Factors" in the Statement of Additional Information.


Risk/Return Bar Chart And Table


The following bar chart and table may assist you in your decision to invest in the Fund. The bar chart shows the change in the annual returns of the Fund over the last 7 calendar years. The table shows the average annual returns of the Fund's Class A shares for the last one and five year periods. The table also includes the average annual return of the Class A shares since inception. The chart and table show returns for a Class that is not offered by this Prospectus. The Class presented has substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the Classes do not have the same expenses. While analyzing this information, please note that the Fund's past performance is not an indicator of how the Fund will perform in the future. The current 7-day yield for the Class A shares may be obtained by calling the Fund toll-free at 1-800-221-3079.

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 North Carolina Daily Municipal Income Fund, Inc. - Class A (1)(2)(3)(4)

[GRAPHIC OMITTED]

Calendar Year End   % Total Return
-----------------   ---------------

1992                2.49%
1993                1.78%
1994                2.17%
1995                3.20%
1996                2.73%
1997                2.88%
1998                2.69%

================================================================================


(1) The chart shows returns for the Class A shares of the Fund (which are not offered by this prospectus) since as of December 31, 1998 there were no Evergreen shares issued by the Fund. All classes of the Fund will have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns differ only to the extent that the classes do not have the same expenses. If the expenses of the Evergreen shares are higher than the Class A shares, then your annual returns may be lower.

(2)  As of June 30, 1999, the Fund had a year-to-date return of 1.12%.

(3) The Fund's highest quarterly return was 1.00% for the quarter ended December 31, 1991; the lowest quarterly return was 0.40% for the quarter ended March 31, 1993.

(4) Investors purchasing or redeeming shares through a Participating Organization may be charged a fee in connection with such service and, therefore, the net return to such investors may be less than the net return by investing in the Fund directly.



  Average Annual Total Return - North Carolina Daily Municipal Income Fund, Inc.


                                                    Class A
                                                    -------

  For the periods ended December 31, 1998

  One Year                                           2.69%
  Five Years                                         2.73%
  Average Annual Total Return Since Inception        2.63%

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                                   FEE TABLE
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This table describes the fees and expenses that you may pay if you buy and hold
Evergreen shares of the Fund.


Annual Fund Operating Expenses
------------------------------
(expenses that are deducted from Fund assets)


                                                     Evergreen Shares
                                                     ----------------

Management Fees                                              0.40%
Distribution and Service (12b-1) Fees                        0.25%
Other Expenses*                                              0.33%
        Administration Fees                         0.21%
Total Annual Fund Operating Expenses                         0.98%


-------------------

* Estimated because there were no Evergreen shares issued during the fiscal year ended August 31, 1998. The Distributor may voluntarily waive a portion of the 12b-1 Fee or the Fund may receive reimbursements of certain Other Expenses. This fee waiver and reimbursement arrangement may be terminated or changed at any time at the option of the Fund.



Example
-------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other money market funds.


Assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                             1 year        3 years        5 years       10 years
                             ------        -------        -------       --------


  Evergreen Shares:           $100          $312           $542          $1,201

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  II. INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
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Investment Objectives


The Fund is a short-term, tax-exempt money market fund whose investment objectives are to seek as high a level of current income exempt from regular Federal income tax and, to the extent possible, from North Carolina State income tax, consistent with preserving capital, maintaining liquidity and stabilizing principal.


The investment objectives of the Fund described in this section may only be changed upon the approval of the holders of a majority of the outstanding shares of the Fund that would be affected by such a change.


Principal Investment Strategies


Generally
---------


The Fund will invest primarily (i.e., at least 80%) in short-term, high quality, debt obligations which include:

(i) North Carolina Municipal Obligations issued by or on behalf of the State of North Carolina or any North Carolina local governments, or their instrumentalities, authorities or districts;

(ii) Territorial Municipal Obligations issued by or on behalf of Puerto Rico and the Virgin Islands or their instrumentalities, authorities, agencies and political subdivisions; and

(iii) Municipal Obligations issued by or on behalf of other states, their authorities, agencies, instrumentalities and political subdivisions.


The Fund will also invest in participation certificates in Municipal Obligations. These "Participation Certificates" are purchased by the Fund from banks, insurance companies or other financial institutions and in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations for Federal income tax purposes.


The Fund may invest more than 25% of its assets in Participation Certificates in North Carolina Municipal Obligations and other North Carolina Municipal Obligations.


Although the Fund will attempt to invest 100% of its total assets in Municipal Obligations and Participation Certificates, the Fund reserves the right to invest up to 20% of its total assets in taxable securities whose interest income is subject to regular Federal, state and local income tax. The kinds of taxable securities in which the Fund may invest are limited to short-term, fixed income securities as more fully described in "Taxable Securities" in the Statement of Additional Information.


Included in the same 20% of total assets in taxable securities, the Fund may also purchase securities and Participation Certificates whose interest income may be subject to the Federal alternative minimum tax.


To the extent suitable North Carolina Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The interest income from these Municipal Obligations will be exempt from regular Federal income tax (in the opinion of bond counsel to the issuers at the day of issuance), but will be subject to the North Carolina Income Tax.


The Fund will invest at least 65% of its total assets in North Carolina Municipal Obligations, although the exact amount may vary from time to time. As a temporary defensive measure the Fund may, from time to time, invest in securities that are inconsistent with its principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions as determined by the Manager. Such a temporary defensive position may cause the Fund to not achieve its investment objectives.


With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. The Fund shall not invest more than 5% of its total assets in Municipal Securities or Participation Certificates issued by a single issuer unless the Municipal Obligations are of the highest quality.


With respect to 75% of its total assets, the Fund shall invest not more than 10% of its total assets in Municipal Obligations or Participation Certificates backed by a demand feature or guarantee from the same institution.


The Fund's investments may also include "when-issued" Municipal Obligations and stand-by commitments.


The Fund's investment manager considers the following factors when buying and selling securities for the portfolio: (i) availability of cash, (ii) redemption requests,(iii) yield management, and (iv) credit management.


In order to maintain a share price of $1.00, the Fund must comply with certain industry regulations. The Fund will only invest in securities which are denominated in United States dollars. Other requirements pertain to the

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maturity and credit quality of the securities in which the Fund may invest. The
Fund will only invest in securities which have or are deemed to have a remaining maturity of 397 days or less. Also, the average maturity for all securities contained in each individual portfolio of the Fund, on a dollar-weighted basis, will be 90 days or less.


The Fund will only invest in either securities which have been rated (or whose issuers have been rated) in the highest short-term rating category by nationally recognized statistical rating organizations, or are unrated securities but which have been determined by the Fund's Board of Directors to be of comparable quality.


Subsequent to its purchase by the Fund, the quality of an investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall reassess the security's credit risks and shall take such action as it determines is in the best interest of the Fund and its shareholders. Reassessment is not required, however, if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.


For a more detailed description of (i) the securities that the Fund will invest in, (ii) fundamental investment restrictions, and (iii) industry regulations governing credit quality and maturity, please refer to the Statement of Additional Information.


Risks


The Fund complies with industry-standard requirements on the quality, maturity and diversification of its investments which are designed to help maintain a $1.00 share price. A significant change in interest rates or a default on the Fund's investments could cause its share price (and the value of your investment) to change.


The Fund's management believes that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including Participation Certificates and other variable rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term North Carolina Municipal Obligations. The Fund is exposed to the credit risk of the credit or liquidity support provider. Changes in the credit quality of the provider could affect the value of the security and your investment in the Fund.


The primary purpose of investing in a portfolio of North Carolina Municipal Obligations is the special tax treatment accorded North Carolina resident individual investors. Exempt-interest derived from North Carolina Municipal Obligations will be exempt from the North Carolina Income Tax. Exempt-interest dividends derived from Territorial Municipal Obligations also should be exempt from the North Carolina Income Tax provided the Fund complies with applicable North Carolina law. Other distributions from the Fund may be subject to North Carolina Income tax. (See " Tax Consequences" herein.)


Because of the Fund's concentration in investments in North Carolina Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of North Carolina and its political subdivisions. Payment of interest and preservation of principal, however, are dependent upon the continuing ability of the North Carolina issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk of the Fund's concentration versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of North Carolina issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision.


Because the Fund may concentrate in Participation Certificates which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. This includes extensive governmental regulations, changes in the availability and cost of capital funds, and general economic conditions (see "Variable Rate Demand Instruments and Participation Certificates" in the Statement of Additional Information) which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.


As the Year 2000 approaches, an issue has emerged regarding how existing application software programs and operating systems can accommodate this date value. Failure to adequately address this issue could have potentially serious repercussions. The Manager is in the process of working with the Fund's service providers to prepare for the Year 2000. Based on information currently available, the Manager does not expect that the Fund will incur material costs to be Year 2000 compliant. Although the Manager does not anticipate that the Year 2000 issue will have a material impact on the Fund's ability to provide service at current levels, there can be no assurance that steps taken in preparation for the Year 2000 will be sufficient to avoid an adverse impact on the Fund. The Year 2000 problem may also adversely affect issuers of the securities contained in the Fund, to varying degrees based upon various factors, and thus may have a corresponding adverse affect on the Fund's performance. The Manager is unable to predict what affect, if any, the Year 2000 problem will have on such issuers.


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               III. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE
--------------------------------------------------------------------------------


The Fund's investment adviser is Reich & Tang Asset Management L.P. (the "Manager"). The Manager's principal business office is located at 600 Fifth Avenue, New York, NY 10020. As of May 31, 1999, the Manager was the investment manager, advisor or supervisor with respect to assets aggregating in excess of $13.4 billion. The Manager has been an investment adviser since 1970 and currently is manager of eighteen other registered investment companies and also advises pension trusts, profit-sharing trusts and endowments.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund. Pursuant to the Investment Management Contract, the Fund pays the Manager a fee equal to .40% per annum of the Fund's average daily net assets for managing the Fund's investment portfolio and performing related services.


Pursuant to the Administrative Services Contract, the Manager performs clerical, accounting supervision and office service functions for the Fund. The Manager provides the Fund with the personnel to perform all other clerical and accounting type functions not performed by the Manager. For its services under the Administrative Services Contract, the Fund pays the Manager a fee equal to
 .21% per annum of the Fund's average daily net assets. The Manager, at its discretion, may voluntarily waive all or a portion of the administrative services fee. Any portion of the total fees received by the Manager may be used to provide shareholder services and for distribution of Fund shares.


In addition, Reich & Tang Distributors Inc., the Distributor, receives a servicing fee equal to .25% per annum of the average daily net assets of the Evergreen shares of the Fund under the Shareholder Servicing Agreement. The fees are accrued daily and paid monthly. Investment management fees and operating expenses, which are attributable to all Classes of shares of the Fund, will be allocated daily to each Class of shares based on the percentage of shares outstanding for each Class at the end of the day.


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                           IV. SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------


Evergreen shares have been created for the primary purpose of providing a North Carolina tax-free money market fund product for shareholders of certain funds distributed by Evergreen Distributors, Inc. ("EDI"). Shares of the Fund, other than Evergreen shares, are offered pursuant to a separate prospectus. Evergreen shares are identical to other shares of the Fund, with respect to investment objectives and yield, but differ with respect to certain other matters, including shareholder services and purchase and redemption of shares.


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. All transactions in Fund shares are effected through the Fund's transfer agent, who accepts orders for purchases and redemptions from Participating Organizations and from investors directly.


Pricing of Fund Shares


The net asset value of each Class of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. Fund Business Day means weekdays (Monday through Friday) except days on which the New York Stock Exchange is closed for trading. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued, but excluding capital stock and surplus) by the total number of shares outstanding for such Class. The Fund intends to maintain a stable net asset value at $1.00 per share although there can be no assurance that this will be achieved.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"). Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.

The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a charge for either sales or redemptions. Shares are issued as of the first determination of the Fund's net asset value per share for each Class made after acceptance of the investor's purchase order. In order to maximize earnings on its portfolio, the Fund normally has its assets as fully invested as is practicable. Many securities in which the Fund invests require the immediate settlement in funds of Federal Reserve member banks on deposit at a Federal Reserve Bank (commonly known as "Federal Funds"). The Fund does not accept a purchase order until an investor's payment has been converted into Federal Funds and is received by the Fund's transfer agent. Orders accompanied by Federal Funds and received after 12 noon, New York City time, on a Fund Business Day will result in the issuance of shares on the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor. The Fund reserves the right to reject any purchase order for its shares. Certificates for Fund shares will not be issued to an investor.


How to Buy Shares


Only Evergreen shares are offered through this Prospectus. You can purchase shares of the Fund through broker-dealers, banks or other financial intermediaries, or directly through EDI. The minimum initial investment is $1,000 which may be waived in certain situations. There is no minimum for subsequent investments. In states where EDI is not registered as a broker-dealer, shares of the Fund will only be sold through other broker-dealers or other financial institutions that are registered. Instructions on how to purchase shares of the Fund are set forth in the Share Purchase Application.


Application Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss the Fund or the Fund's Manager incurs. If such investor is an existing shareholder, the Fund may redeem shares from his or her account to reimburse the Fund or the Fund's Manager for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen mutual funds.


How To Redeem Shares


You may "redeem" (i.e., sell) your shares in the Fund to the Fund on any Fund Business Day, either directly or through your financial intermediary. The price you will receive is the net asset value next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to ten days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.


Redeeming Shares Through Your Financial Intermediary. The Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).


Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to Evergreen Service Company which is the registrar, transfer agent and dividend disbursing agent for the Fund. Stock power forms are available from your financial intermediary, Evergreen Service Company, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $10,000 or where the redemption proceeds are to be mailed to an address other than that shown in the account registration. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to Evergreen Service Company.


Shareholders may withdraw amounts of $1,000 or more from their accounts by calling Evergreen Service Company at 800-423-2615 between the hours of 8:00 a.m. to 5:30 p.m. (Eastern time) each Fund Business Day. Redemption requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with the Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. Shareholders who are unable to reach Evergreen Service Company by telephone should follow the procedures outlined above for redemption by mail.

The telephone redemption service is not available to shareholders automatically. Shareholders wishing to use the telephone redemption service must indicate this on the Share Purchase Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank. Evergreen Service Company currently deducts a $5.00 wire charge from all redemption proceeds wired. This charge is subject to change without notice. Redemption proceeds will be wired on the same day if the request is made prior to 12 noon (Eastern time). Such shares, however, will not earn dividends for that day. Redemption requests received after 12 noon will earn dividends for that day, and the proceeds will be wired on the following business day. A shareholder who decides later to use this service, or to change instructions already given, should fill out a Shareholder Services Form and send it to Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121 with such shareholder's signature guaranteed by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable to Evergreen Service Company. Shareholders should allow approximately ten days for such form to be processed. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring some form of personal identification prior to acting upon instructions and tape recording of telephone instructions. If the Fund fails to follow such procedures, it may be liable for any losses due to unauthorized or fraudulent instructions. The Fund will not be liable for following telephone instructions reasonably believed to be genuine. The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. Financial intermediaries may charge a fee for handling telephone requests. Procedures for redeeming Fund shares by telephone may be modified or terminated without notice at any time.


Redemptions by Check. Upon request, the Fund will provide holders of Evergreen shares, without charge, with checks drawn on the Fund that will clear through Evergreen Service Company. Shareholders will be subject to the Evergreen Service Company rules and regulations governing such checking accounts. Checks will be sent usually within ten business days following the date the account is established. Checks may be made payable to the order of any payee in an amount of $250 or more. The payee of the check may cash or deposit it like a check drawn on a bank. (Investors should be aware that, as in the case with regular bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from Evergreen Service Company.) When such a check is presented to Evergreen Service Company for payment, Evergreen Service Company, as the shareholder's agent, causes the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by Evergreen Service Company if there are insufficient or uncollectable shares to meet the withdrawal amount. The check writing procedure for withdrawal enables shareholders to continue earning income on the shares to be redeemed up to but not including the date the redemption check is presented to Evergreen Service Company for payment.


Shareholders wishing to use this method of redemption should fill out the appropriate part of the Share Purchase Application (including the Signature
Card) and mail the completed form to Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121. Shareholders requesting this service after an account has been opened must contact Evergreen Service Company since additional documentation will be required. Currently there is no charge either for checks or for the clearance of any checks. This service may be terminated or altered at any time.


Shareholder Services


The Fund provides Evergreen shareholders with the following shareholder services. For more information about these services or your account, contact EDI or the toll-free number on the back of this Prospectus. Some services are described in more detail in the Share Purchase Application.


Systematic Investment Plan. You may make monthly or quarterly investments into an existing account automatically in amounts of not less than $25.


Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $25,000 per investment. Telephone investment requests received by 3:00 p.m. (Eastern time) will be credited to a shareholder's account two business days after the request is received.


Systematic Cash Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Fund's Systematic Cash Withdrawal Plan by filling out the appropriate part of the Share Purchase Application. Under this plan, you may receive (or designate a third party to receive) a monthly or quarterly check in a stated amount of not less than $75. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically. In order to make a payment, a number of shares equal in aggregate net asset value to the payment amount are redeemed at their net asset value on the Fund Business Day immediately preceding the date of payment. To the extent that the redemptions to make plan payments exceed the number of shares purchased through reinvestment of dividends and distributions, the redemptions reduce the number of shares purchased on original investment, and may ultimately liquidate a shareholder's investment. Because the withdrawal plan involves the redemption of Fund shares, such withdrawals may constitute taxable events to the shareholder, but the Fund does not expect that there will be any realized capital gains.


Investments Through Employee Benefit and Savings Plan. Certain qualified and non-qualified benefit and savings plans may make shares of the Fund and the other Evergreen mutual funds available to their participants. Each Fund's investment adviser may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen mutual funds available to their participants.


Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at the net asset value per share at the close of business on the last business day of each month, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested. If you elect to receive dividends and distributions in cash and the U.S. Postal Service cannot deliver the checks, or if the checks remain uncashed for six months, the checks will be reinvested into your account at the then current net asset value.


Tax Sheltered Retirement Plans. You may open a pension and profit sharing account in any Evergreen mutual fund (except those funds having an objective of providing tax free income), including: (i) Individual Retirement Accounts ("IRAs") and Rollover IRAs; (ii) Simplified Employee Pension (SEP) for sole proprietors, partnerships and corporations; and (iii) Profit-Sharing and Money Purchase Pension Plans for corporations and their employees.


Shares are issued as of 12 noon, Eastern time, on any Fund Business Day on which an order for the shares and accompanying Federal Funds are received by the Fund's transfer agent before 12 noon. Orders accompanied by Federal Funds and received after 12 noon, Eastern time, on a Fund Business Day will not result in share issuance until the following Fund Business Day. Fund shares begin accruing income on the day the shares are issued to an investor.


There is no redemption charge, no minimum period of investment, no minimum amount for a redemption, and no restriction on frequency of withdrawals. Proceeds of redemptions are paid by check. If a shareholder elects to redeem all the shares of the Fund he owns, all dividends accrued to the date of such redemption will be paid to the shareholder along with the proceeds of the redemption.


The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after the shares are tendered for redemption, except for any period during which the New York Stock Exchange, Inc. is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its portfolio securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the SEC may by order permit for the protection of the shareholders of the Fund.


Redemption requests received by the Fund's transfer agent before 12 noon, Eastern time, on any Fund Business Day become effective at 12 noon that day. Shares redeemed are not entitled to participate in dividends declared on the day a redemption becomes effective. A redemption request received after 12 noon, Eastern time, on any Fund Business Day becomes effective on the next Fund Business Day.


The Fund has reserved the right to close an account that through redemptions has remained below $1,000 for 30 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.


The redemption of shares may result in the investor's receipt of more or less than he paid for his shares and, thus, in a taxable gain or loss to the investor.

Dividends and Distributions


The Fund declares dividends equal to all its net investment income (excluding capital gains and losses, if any, and amortization of market discount) on each Fund Business Day and pays dividends monthly. There is no fixed dividend rate. In computing these dividends, interest earned and expenses are accrued daily.


Net realized capital gains, if any, are distributed at least annually and in no event later than 60 days after the end of the Fund's fiscal year.


All dividends and distributions of capital gains are automatically invested, at no charge, in additional Fund shares of the same Class of shares immediately upon payment thereof unless a shareholder has elected by written notice to the Fund to receive either of such distributions in cash.


Because Evergreen shares bear a service fee under the Fund's 12b-1 Plan, the net income of and the dividends payable to the Evergreen shares will be lower than the net income of and dividends payable to the Class B shares of the Fund. Dividends paid to each Class of shares of the Fund will, however, be declared and paid on the same days at the same times and, except as noted with respect to the service fees payable under the Plan, will be determined in the same manner and paid in the same amounts.


Tax Consequences


The purchase of Fund shares will be a purchase of an asset. Dividends paid by the Fund that are properly designated by the Fund as derived from Municipal Obligations and Participation Certificates will be exempt from regular Federal income tax but may be subject to the Federal alternative minimum tax. These dividends are referred to as "exempt-interest dividends." Income exempt from Federal Income tax may be subject to state and local income tax.


Dividends paid from taxable income and distributions of short-term capital gains from tax-exempt or taxable obligations are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund does not expect to realize long-term capital gains, and thus does not contemplate distributing "capital gain dividends." The Fund will inform shareholders of the amount and nature of its income and gains after the close of the Fund's taxable year.


For Social Security recipients, interest on tax-exempt bonds, including "exempt interest dividends" paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits includible in gross income. Interest on certain "private activity bonds" will constitute an item of tax preference subject to the individual alternative minimum tax.


Corporations will be required to include in alternative minimum taxable income 75% of the amount by which their adjusted current earnings (including tax-exempt interest) exceeds their alternative minimum taxable income (determined without this tax item). In certain cases Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a tax on "passive investment income," including tax-exempt interest.


The sale, exchange or redemption of shares will generally be the taxable disposition of an asset. The redemption of shares may result in the investor's receipt of more or less than it paid for its shares and, thus may result in a taxable gain or loss to the investor. An exchange pursuant to the exchange privilege is treated as a sale on which a shareholder may realize a taxable gain or loss.


With respect to variable rate demand instruments, including participation certificates therein, the Fund is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of the underlying Municipal Obligations and that the interest thereon will be exempt from regular Federal income taxes to the Fund to the same extent as the interest on the underlying Municipal Obligations. The Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of the ownership of securities or participation interests therein subject to a put and could reach a conclusion different from that reached by counsel.


The United States Supreme Court has held that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The decision does not, however, affect the current exemption from taxation of the interest earned on the Municipal Obligations.

North Carolina Income Taxes


The following is based upon the advice of Kennedy Covington Lobdell and Hickman, L.L.P., special North Carolina counsel to the Fund. The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, assuming that the Fund is a regulated investment company within the meaning of Section 851 of the Code, has filed with the North Carolina Department of Revenue its election to be treated as a regulated investment company and has complied with certain other requirements, exempt interest dividends received from the Fund and correctly identified by the Fund as derived from obligations issued by or on behalf of the State of North Carolina or any political subdivisions need not be included in North Carolina taxable income by shareholders of the Fund subject to North Carolina taxation. Dividends with respect to interest on obligations from states other than North Carolina and its political subdivisions are required to be added to Federal taxable income in calculating North Carolina taxable income. The portion of distributions from the Fund that represents capital gain is reportable for North Carolina income tax purposes as capital gain income and not dividend income. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as other types of obligations that North Carolina is prohibited from taxing under the Constitution or the laws of the United States of America or the constitution or laws of North Carolina ("Territorial Municipal Obligations") should be exempt from the North Carolina Income Taxation provided the Fund complies with applicable North Carolina law.


Shareholders are urged to consult their tax advisers with respect to the treatment of distributions from the Fund and ownership of shares of the Fund in their own states and localities.


--------------------------------------------------------------------------------
                          V. DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------


Rule 12b-1 Fees


Investors do not pay a sales charge to purchase shares of the Fund. However, the Fund pays fees in connection with the distribution of shares and for services provided to Evergreen shareholders. The Fund pays these fees from its assets on an ongoing basis and therefore, over time, the payment of these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


The Fund's Board of Directors has adopted a Rule 12b-1 distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund and Reich & Tang Distributors, Inc. (the "Distributor") have entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to the Evergreen shares of the Fund).


Under the Distribution Agreement, the Distributor serves as distributor of the Fund's shares. For nominal consideration (i.e., $1.00) and as agent for the Fund, the Distributor solicits orders for the purchase of the Fund's shares, provided that any orders will not be binding on the Fund until accepted by the Fund as principal.


Under the Shareholder Servicing Agreement, the Distributor receives, with respect to the Evergreen shares, a service fee equal to .25% per annum of the Evergreen shares' average daily net assets (the "Shareholder Servicing Fee") for providing personal shareholder services and for the maintenance of shareholder accounts. The fee is accrued daily and paid monthly. Any portion of the fee may be deemed to be used by the Distributor for payments to Participating Organizations with respect to their provision of such services to their clients or customers who are shareholders of the Evergreen shares of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.


The Plan and the Shareholder Servicing Agreement provide that the Fund will pay for (i) telecommunications expenses including the cost of dedicated lines and CRT terminals, incurred by the Distributor and participating organizations in carrying out their obligations under the Shareholder Servicing Agreement with respect to Evergreen shares, and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan and the Shareholder Servicing Agreement provide that the Manager may make payments from time to time from its own resources, which may include the management fee and past profits for the following purposes: (i) to defray costs, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements, for performing shareholder servicing on behalf of the Evergreen shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Evergreen shares of the Fund; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's Evergreen shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholding Servicing Fee (with respect to Evergreen shares) and past profits, for the purposes enumerated in
(i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager and Distributor for any fiscal year under either the Investment Management Contract in effect for that year or under the Shareholder Servicing Agreement in effect for that year.



--------------------------------------------------------------------------------
                            VI. FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


This financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The highlights reflect an investment in the Class A shares of the Fund since there were no Evergreen shares issued during the periods covered by this table. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information, except for the six months ended February 28, 1999, has been audited by McGladrey and Pullen, LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.



                                                   Six
                                                 Months
                                                  Ended                            Year Ended August 31,
Class A                                        February 28,    ------------------------------------------------------------
                                                  1999           1998         1997         1996         1995         1994
                                                --------       --------     --------     --------     --------     --------
 Per Share Operating Performance:
 (for a share outstanding throughout the period)
 Net asset value, beginning of period.......    $  1.00        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                --------       --------     --------     --------     --------     --------
 Income from investment operations:
    Net investment income...................       0.012          0.028        0.028        0.029        0.030        0.018
 Less distributions:
    Dividends from net investment
       income...............................    (  0.012)      (  0.028)    (  0.028)    (  0.029)    (  0.030)    (  0.018)
                                                --------       --------     --------     --------     --------     --------
 Net asset value, end of period.............    $  1.00        $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                ========       ========     ========     ========     ========     ========
 Total Return...............................       2.42%*         2.82%        2.82%        2.87%        3.04%        1.86%
 Ratios/Supplemental Data
 Net assets, end of period (000)............    $ 266,437      $ 230,673    $ 197,353    $ 172,385    $ 164,256    $ 122,820
 Ratios to average net assets:
    Expenses (Net of fees waived)...........       0.87%*         0.85%        0.80%        0.80%        0.78%        0.75%
    Net investment income...................       2.38%*         2.77%        2.78%        2.82%        3.01%        1.85%
    Management, shareholder servicing
       and Administration fees waived              0.12%*         0.13%        0.18%        0.20%        0.24%        0.29%


 *    Annualized

     A Statement of Additional Information (SAI) dated July 9, 1999, and the Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this Prospectus. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-800-221-3079. To request other information, call your financial intermediary or the Fund.


     A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.















   Distributor
   Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019


811-6344                                                          537624 (REV03)
                                                                  7/99

                                                                     RULE 497(c)
                                                       Registration No. 33-41462
--------------------------------------------------------------------------------

NORTH CAROLINA
DAILY MUNICIPAL
INCOME FUND, INC.                           600 Fifth Avenue, New York, NY 10020
                                            (212) 830-5220
================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                                  July 9, 1999
        RELATING TO THE NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
                        PROSPECTUS DATED JANUARY 4, 1999
                                     AND THE
      EVERGREEN SHARES OF NORTH CAROLINA DAILY MUNICIPAL INCOME FUND, INC.
                          PROSPECTUS DATED JULY 9, 1999


This Statement of Additional Information (SAI) is not a Prospectus. The SAI expands upon and supplements the information contained in the current Prospectus of North Carolina Daily Municipal Income Fund, Inc., dated January 4, 1999, and the Evergreen shares of North Carolina Daily Municipal Income Fund, Inc. Prospectus, dated July 9, 1999, (each, the "Fund"), and should be read in conjunction with each of the Fund's Prospectuses.


A Prospectus may be obtained from any Participating Organization or by writing or calling the Fund toll-free at 1-(800) 221-3079. The Financial Statements of the Fund have been incorporated by reference into the SAI from the Fund's Annual and Semi-Annual Reports. The Annual and Semi-Annual Reports are available, without charge, upon request by calling the toll-free number provided. The material relating to Purchase, Redemption and Pricing of Shares has been incorporated by reference to the Prospectus for each class of shares.


If you wish to invest in Evergreen shares of the Fund, you should obtain a separate Prospectus by writing to State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 or by calling toll free 1-(800) 807-2840.



This Statement of Additional Information is incorporated by reference into the respective Prospectus in its entirety.


                                                   Table of Contents
-----------------------------------------------------------------------------------------------------------------
Fund History.........................................2    Capital Stock and Other Securities..................16
Description of the Fund and its Investments and           Purchase, Redemption and Pricing of Shares..........17
  Risks..............................................2    Taxation of the Fund................................18
Management of the Fund..............................10    Underwriters........................................19
Control Persons and Principal Holders of                  Calculation of Performance Data.....................20
  Securities........................................12    Financial Statements................................20
Investment Advisory and Other Services..............12    Description of Ratings..............................21
Brokerage Allocation and Other Practices............16    Taxable Equivalent Yield Tables.....................22


I.  FUND HISTORY


The Fund was incorporated on April 18, 1990 in the state of Maryland.


II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


The Fund is an open-end, management investment company that is a short-term, tax-exempt money market fund. The Fund's investment objectives are to seek a high level of current income exempt from regular Federal tax and North Carolina State income tax consistent with preserving capital, maintaining liquidity and stabilizing principal. No assurance can be given that these objectives will be achieved.


The following discussion expands upon the description of the Fund's investment objectives and policies in the Prospectus.


The Fund's assets will be invested primarily in (i) high quality debt obligations issued by or on behalf of the State of North Carolina, other states, territories and possessions of the United States and their authorities, agencies, instrumentalities and political subdivisions, the interest on which is, in the opinion of bond counsel to the issuer at the date of issuance, currently exempt from regular Federal income taxation ("Municipal Obligations") and in (ii) participation certificates (which, in the opinion of Battle Fowler LLP, counsel to the Fund, cause the Fund to be treated as the owner of the underlying Municipal Obligations for Federal income tax purposes) in Municipal Obligations purchased from banks, insurance companies or other financial institutions ("Participation Certificates"). Dividends paid by the Fund are "exempt-interest dividends" by virtue of being properly designated by the Fund as derived from Municipal Obligations and Participation Certificates. They will be exempt from regular Federal income tax provided the Fund complies with
Section 852(b)(5) of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Although the Supreme Court has determined that Congress has the authority to subject the interest on bonds such as the Municipal Obligations to regular Federal income taxation, existing law excludes such interest from regular Federal income tax. However, such interest, including "exempt-interest dividends" may be subject to the Federal alternative minimum tax.


Securities, the interest income on which may be subject to the Federal alternative minimum tax (including Participation Certificates), may be purchased by the Fund without limit. Securities, the interest income on which is subject to regular Federal, state and local income tax, will not exceed 20% of the value of the Fund's total assets. (See "Federal Income Taxes" herein.) Exempt-interest dividends paid by the Fund that are correctly identified by the Fund as derived from obligations issued by or on behalf of the State of North Carolina or any North Carolina local governments, or their instrumentalities, authorities or districts ("North Carolina Municipal Obligations") will be exempt from the North Carolina Income Tax. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as any other types of obligations that North Carolina is prohibited from taxing under the Constitution, the laws of the United States of America or the North Carolina Constitution ("Territorial Municipal Obligations"), also should be exempt from North Carolina Income Tax provided the Fund complies with applicable North Carolina laws. (See "North Carolina Income Taxes" herein.) To the extent that suitable North Carolina Municipal Obligations are not available for investment by the Fund, the Fund may purchase Municipal Obligations issued by other states, their agencies and instrumentalities. The dividends on these will be designated by the Fund as derived from interest income which will be, in the opinion of bond counsel to the issuer at the date of issuance, exempt from regular Federal Income Tax but will be subject to the North Carolina Income Tax. Except as a temporary defensive measure during periods of adverse market conditions as determined by the Manager, the Fund will invest at least 65% of its assets in North Carolina Municipal Obligations, although the exact amount of the Fund's assets invested in such securities will vary from time to time. The Fund seeks to maintain an investment portfolio with a dollar-weighted average maturity of 90 days or less and to value its investment portfolio at amortized cost and maintain a net asset value at $1.00 per share of each Class. There can be no assurance that this value will be maintained.


The Fund may hold uninvested cash reserves pending investment. The Fund's investments may include "when-issued" Municipal Obligations, stand-by commitments and taxable repurchase agreements. Although the Fund will attempt to invest 100% of its assets in Municipal Obligations and in Participation Certificates, the Fund reserves the right to invest up to 20% of the value of its total assets in securities, the interest income on which is subject to regular Federal, state and local income tax. The Fund will invest more than 25% of its assets in participation certificates purchased from banks in industrial revenue bonds and other North Carolina Municipal Obligations. In view of this "concentration" in bank participation certificates in North Carolina Municipal Obligations, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Demand Instruments and Participation Certificates" herein.) The investment objectives of the Fund described in the preceding paragraphs of this section may not be changed unless approved by the holders of a majority of the outstanding shares of the Fund that would be affected by such a change. As used herein, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


The Fund may only purchase United States dollar-denominated securities that have been determined by the Fund's Board of Directors to present minimal credit risks and that are Eligible Securities at the time of acquisition. The term Eligible Securities means: (i) securities which have or are deemed to have remaining maturities of 397 days or less and rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or in such categories by the only NRSRO that has rated the Municipal Obligations (collectively, the "Requisite NRSROs"); or (ii) unrated securities determined by the Fund's Board of Directors to be of comparable quality. In addition, securities which have or are deemed to have remaining maturities of 397 days or less but that at the time of issuance were long-term securities (i.e. with maturities greater than 366 days) are deemed unrated and may be purchased if such had received a long-term rating from the Requisite NRSROs in one of the three highest rating categories. Provided, however, that such may not be purchased if it (i) does not satisfy the rating requirements set forth in the preceding sentence and (ii) has received a long-term rating from any NRSRO that is not within the three highest long-term rating categories. A determination of comparability by the Board of Directors is made on the basis of its credit evaluation of the issuer, which may include an evaluation of a letter of credit, guarantee, insurance or other credit facility issued in support of the securities. While there are several organizations that currently qualify as NRSROs, two examples of NRSROs are Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, ("S&P") and Moody's Investors Service, Inc. ("Moody's"). The two highest ratings by S&P and Moody's are "AAA" and "AA" by S&P in the case of long-term bonds and notes or "Aaa" and "Aa" by Moody's in the case of bonds; "SP-1" and "SP-2" by S&P or "MIG-1" and "MIG-2" by Moody's in the case of notes; "A-1" and "A-2" by S&P or "Prime-1" and "Prime-2" by Moody's in the case of tax-exempt commercial paper. The highest rating in the case of variable and floating demand notes is "VMIG-1" by Moody's or "SP-1/AA" by S&P. Such instruments may produce a lower yield than would be available from less highly rated instruments.


Subsequent to its purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the security presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the security is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.


In addition, in the event that a security (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the Investment Company Act of 1940 (the "1940 Act") or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.


All investments by the Fund will mature or will be deemed to mature within 397 days or less from the date of acquisition and the average maturity of the Fund portfolio (on a dollar-weighted basis) will be 90 days or less. The maturities of variable rate demand instruments held in the Fund's portfolio will be deemed to be the longer of the period required before the Fund is entitled to receive payment of the principal amount of the instrument through demand, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days.


With respect to 75% of its total assets, the Fund shall invest not more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer. However, the Fund shall not invest more than 5% of its total assets in Municipal Obligations or Participation Certificates issued by a single issuer, unless the Municipal Obligations are of the highest quality.


The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. The Fund will be restricted in that at the close of each quarter of the taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, investment company securities and other securities. They must be limited in respect of any one issuer to not more than 5% in value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer. In addition, at the close of each quarter of its taxable year, not more than 25% in value of the Fund's total assets may be invested in securities of one issuer other than Government securities. The limitations described in this paragraph regarding qualification as a "regulated investment company" are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised. (See "Federal Income Taxes" herein.)

Description Of Municipal Obligations


As used herein, "Municipal Obligations" include the following as well as "Variable Rate Demand Instruments and Participation Certificates".


1. Municipal Bonds with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. Municipal Bonds are debt obligations of states, cities, counties, municipalities and municipal agencies (all of which are generally referred to as "municipalities"). They generally have a maturity at the time of issue of one year or more and are issued to raise funds for various public purposes such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for institutions and facilities.


     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and other governmental units. The principal of, and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.


     In addition, certain kinds of "private activity bonds" are issued by public authorities to provide funding for various privately operated industrial facilities (hereinafter referred to as "industrial revenue bonds" or "IRBs"). Interest on IRBs is generally exempt, with certain exceptions, from regular Federal income tax pursuant to Section 103(a) of the Code, provided the issuer and corporate obligor thereof continue to meet certain conditions. (See "Federal Income Taxes" herein.) IRBs are, in most cases, revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. The payment of the principal and interest on IRBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. If there is no established secondary market for the IRBs, the IRBs or the Participation Certificates in IRBs purchased by the Fund will be supported by letters of credit, guarantees or insurance that meet the definition of Eligible Securities at the time of acquisition and provide the demand feature which may be exercised by the Fund at any time to provide liquidity. Shareholders should note that the Fund may invest in IRBs acquired in transactions involving a Participating Organization. In accordance with Investment Restriction 6 herein, the Fund is permitted to invest up to 10% of the portfolio in high quality, short-term Municipal Obligations (including IRBs) meeting the definition of Eligible Securities at the time of acquisition that may not be readily marketable or have a liquidity feature.

2. Municipal Notes with remaining maturities of 397 days or less that are Eligible Securities at the time of acquisition. The principal kinds of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Project notes are also secured by the full faith and credit of the United States. The Fund's investments may be concentrated in Municipal Notes of North Carolina issuers.

3. Municipal Commercial Paper that is an Eligible Security at the time of acquisition. Issues of Municipal Commercial Paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. They are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

4. Municipal Leases, which may take the form of a lease or an installment purchase or conditional sale contract, issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal Leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses. These clauses provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase Municipal Leases subject to a non-appropriation clause where the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, a guarantee, insurance or other comparable undertaking of an approved financial institution. These types of Municipal

     Leases may be considered illiquid and subject to the 10% limitation of investments in illiquid securities set forth under "Investment Restrictions" contained herein. The Board of Directors may adopt guidelines and delegate to the Manager the daily function of determining and monitoring the liquidity of Municipal Leases. In making such determination, the Board and the Manager may consider such factors as the frequency of trades for the obligation, the number of dealers willing to purchase or sell the obligations and the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any Municipal Leases are illiquid, such lease will be subject to the 10% limitation on investments in illiquid securities.

5. Any other Federal tax-exempt, and to the extent possible, North Carolina Income tax-exempt obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions, whose inclusion in the Fund would be consistent with the Fund's "Investment Objectives, Policies and Risks" and permissible under Rule 2a-7 under the 1940 Act.


Subsequent to its purchase by the Fund, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. If this occurs, the Board of Directors of the Fund shall promptly reassess whether the Municipal Obligation presents minimal credit risks and shall cause the Fund to take such action as the Board of Directors determines is in the best interest of the Fund and its shareholders. However, reassessment is not required if the Municipal Obligation is disposed of or matures within five business days of the Manager becoming aware of the new rating and provided further that the Board of Directors is subsequently notified of the Manager's actions.


In addition, in the event that a Municipal Obligation (i) is in default, (ii) ceases to be an Eligible Security under Rule 2a-7 of the 1940 Act or (iii) is determined to no longer present minimal credit risks, or an event of insolvency occurs with respect to the issues of a portfolio security or the provider of any Demand Feature or Guarantee, the Fund will dispose of the security absent a determination by the Fund's Board of Directors that disposal of the security would not be in the best interests of the Fund. Disposal of the security shall occur as soon as practicable consistent with achieving an orderly disposition by sale, exercise of any demand feature or otherwise. In the event of a default with respect to a security which immediately before default accounted for 1/2 of 1% or more of the Fund's total assets, the Fund shall promptly notify the SEC of such fact and of the actions that the Fund intends to take in response to the situation.


Variable Rate Demand Instruments and Participation Certificates


Variable rate demand instruments that the Fund will purchase are tax-exempt Municipal Obligations. They provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days notice either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument.


The variable rate demand instruments in which the Fund may invest are payable on demand on not more than thirty calendar days' notice and may be exercised at any time or at specified intervals not exceeding 397 days depending upon the terms of the instrument. Variable rate demand instruments that can not be disposed of properly within seven days in the ordinary course of business are illiquid securities. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to 397 days. The adjustments are based upon the "prime rate"* of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund decides which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks. A fund utilizing the amortized cost method of valuation under Rule 2a-7 of the 1940 Act may purchase variable rate demand instruments only if (i) the instrument is subject to an unconditional demand feature, exercisable by the Fund in the event of a default in the payment of principal or interest on the underlying securities, that is an Eligible Security or (ii) the instrument is not subject to an unconditional demand feature but does qualify as an Eligible Security and has a long-term rating by the Requisite NRSROs in one of the two highest rating categories, or if unrated, is determined to be of comparable quality by the Fund's Board of Directors. The Fund's Board of Directors may determine that an unrated variable rate demand instrument meets the Fund's high quality criteria if it is backed by a letter of credit or guarantee or is insured by an insurer that meets the quality criteria for the Fund stated herein or on the basis of a credit evaluation of the underlying obligor. If an instrument is ever not deemed to be an Eligible Security, the Fund either will sell it in the market or exercise the demand feature.


The variable rate demand instruments that the Fund may invest in include Participation Certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, tax-exempt

----------

* The prime rate is generally the rate charged by a bank to its most creditworthy customers for short-term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by ach bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.

Municipal Obligations (expected to be concentrated in IRBs) owned by such institutions or affiliated organizations. The Fund will not purchase Participation Certificates in fixed rate tax-exempt Municipal Obligations without obtaining an opinion of counsel that the Fund will be treated as the owner thereof for Federal income tax purposes. A participation certificate gives the Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's eligibility criteria, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the participation certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution. Where applicable, the Fund can draw on the letter of credit or insurance after no more than 30 days notice either at any time or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security plus accrued interest. The Fund intends to exercise the demand only (i) upon a default under the terms of the bond documents, (ii) as needed to provide liquidity to the Fund in order to make redemptions of Fund shares or (iii) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate, or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance. However, the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund subject to the expense limitation (see "Expense Limitation" herein). The Manager has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above (see "Federal Income Taxes" herein).


In view of the "concentration" of the Fund in Participation Certificates in North Carolina Municipal Obligations, which may be secured by bank letters of credit or guarantees, an investment in the Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit. The Fund may invest 25% or more of the assets of any portfolio in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities. This includes, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.


While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The portfolio may contain variable maximum rates set by state law, which limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent state law contains such limits, increases or decreases in value may be somewhat greater than would be the case without such limits. Additionally, the portfolio may contain variable rate demand participation certificates in fixed rate Municipal Obligations. The fixed rate of interest on these Municipal Obligations will be a ceiling on the variable rate of the participation certificate. In the event that interest rates increase so that the variable rate exceeds the fixed rate on the Municipal Obligations, the Municipal Obligations can no longer be valued at par and may cause the Fund to take corrective action, including the elimination of the instruments from the portfolio. Because the adjustment of interest rates on the variable rate demand instruments is made in relation to movements of the applicable banks' "prime rates," or other interest rate adjustment index, the variable rate demand instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate demand instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

Because of the variable rate nature of the instruments, the Fund's yield will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, the Fund's yield will increase and its shareholders will have reduced risk of capital depreciation.


For purposes of determining whether a variable rate demand instrument held by the Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (i) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or (ii) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate demand instrument will be determined in the same manner for purposes of computing the Fund's dollar-weighted average portfolio maturity. If a variable rate demand instrument ceases to be an Eligible Security it will be sold in the market or through exercise of the repurchase demand feature to the issuer.


When-Issued Securities


New issues of certain Municipal Obligations frequently are offered on a when-issued basis. The payment obligation and the interest rate that will be received on these Municipal Obligations are each fixed at the time the buyer enters into the commitment although delivery and payment of the Municipal Obligations normally take place within 45 days after the date of the Fund's commitment to purchase. Although the Fund will only make commitments to purchase when-issued Municipal Obligations with the intention of actually acquiring them, the Fund may sell these securities before the settlement date if deemed advisable by the Manager.


Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way; that is, both experiencing appreciation when interest rates decline and depreciation when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing Municipal Obligations on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. A separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market or fair value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. On the settlement date of the when-issued securities, the Fund will meet its obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or lesser than the Fund's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from Federal income tax.


Stand-by Commitments


When the Fund purchases Municipal Obligations, it may also acquire stand-by commitments from banks and other financial institutions. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price with same day settlement. A stand-by commitment is the equivalent of a "put" option acquired by the Fund with respect to a particular Municipal Obligation held in its portfolio.


The amount payable to the Fund upon its exercise of a stand-by commitment normally would be (i) the acquisition cost of the Municipal Obligation (excluding any accrued interest that the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the security, plus (ii) all interest accrued on the security since the last interest payment date during the period the security was owned by the Fund. Absent unusual circumstances relating to a change in market value, the Fund would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation.


The Fund's right to exercise a stand-by commitment would be unconditional and unqualified. A stand-by commitment would not be transferable by the Fund, although it could sell the underlying Municipal Obligation to a third party at any time.


The Fund expects stand-by commitments to generally be available without the payment of any direct or indirect consideration. However, if necessary and advisable, the Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after the acquisition of each stand-by commitment.

The Fund will enter into stand-by commitments only with banks and other financial institutions that, in the Manager's opinion, present minimal credit risks. If the issuer of the Municipal Obligation does not meet the eligibility criteria, the issuer of the stand-by commitment will have received a rating which meets the eligibility criteria or, if not rated, will present a minimal risk of default as determined by the Board of Directors. The Fund's reliance upon the credit of these banks and broker-dealers will be supported by the value of the underlying Municipal Obligations held by the Fund that were subject to the commitment.


The Fund intends to acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The purpose of this practice is to permit the Fund to be fully invested in securities the interest on which is exempt from Federal income tax while preserving the necessary liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the stand-by commitment. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund will be valued at zero in determining net asset value. In those cases in which the Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund. Stand-by commitments will not affect the dollar-weighted average maturity of the Fund's portfolio. The maturity of a security subject to a stand-by commitment is longer than the stand-by repurchase date.


The stand-by commitments the Fund may enter into are subject to certain risks. These include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment.


In addition, the Fund may apply to the Internal Revenue Service for a ruling, or seek from its counsel an opinion, that interest on Municipal Obligations subject to stand-by commitments will be exempt from Federal income taxation (see "Federal Income Taxes" herein). In the absence of a favorable tax ruling or opinion of counsel, the Fund will not engage in the purchase of securities subject to stand-by commitments.


Taxable Securities


Although the Fund will attempt to invest 100% of its net assets in tax-exempt Municipal Obligations, the Fund may invest up to 20% of the value of its total assets in securities of the kind described below. The interest income from such securities is subject to regular Federal or North Carolina state income tax, under any one or more of the following circumstances: (i) pending investment of proceeds of sales of Fund shares or of portfolio securities; (ii) pending settlement of purchases of portfolio securities; and (iii) to maintain liquidity for the purpose of meeting anticipated redemptions. In addition, the Fund may temporarily invest more than 20% in such taxable securities when, in the opinion of the Manager, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Fund may invest are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (i) obligations of the United States Government or its agencies, instrumentalities or authorities; (ii) commercial paper meeting the definition of Eligible Securities at the time of acquisition; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any Municipal Obligations or other securities which the Fund is permitted to own. (See "Federal Income Taxes" herein.)


Repurchase Agreements


The Fund may invest in instruments subject to repurchase agreements with securities dealers or member banks of the Federal Reserve System. Under the terms of a typical repurchase agreement, the Fund will acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon. Additionally, the Fund or its custodian shall have possession of the collateral, which the Fund's Board believes will give it a valid, perfected security interest in the collateral. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Fund's Board believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. It is expected that repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment, together with illiquid securities held by the Fund, exceeds 10% of the Fund's total net assets. (See Investment Restriction Number 6 herein.) Repurchase agreements are subject to the same risks described herein for stand-by commitments.


North Carolina Risk Factors


Because of the Fund's concentration in investments in North Carolina Municipal Obligations, the safety of an investment in the Fund will depend substantially upon the financial strength of North Carolina and its political subdivisions. The North Carolina economy relies in part on activities that may be subject to cyclical change.


The North Carolina Constitution provides that total expenditures for a fiscal year shall not exceed the total of receipts and the surplus at the beginning of the year. In 1998, the North Carolina General Assembly eliminated the State's remaining 2% sales tax on food, effective May 1, 1999. The State's inheritance tax was repealed, effective January 1, 1999. The maximum corporate income tax rate for corporations with taxable years was reduced to 7.25% for corporations with taxable years beginning in 1998 with further reductions in the following two years to a maximum rate of 6.9% for corporations with taxable years beginning in 2000.


For its fiscal year ended June 30, 1998, the State ended the year with a fund balance of $1,459.4 million based on unaudited results. The budget adopted for the fiscal year ending June 30, 1998 projects an ending fund balance of $115.2 million from total available funds of $12,519.4 million. The budget for the fiscal year ending June 30, 1999 includes increases of $987.2 million which are primarily for increases in teachers' salaries, compensation increases for State employees, bonuses for teachers at public schools that exceed academic expectations, increased funding for universities and community colleges, expanded early childhood education and capital construction projects, mostly at public universities. Funds totaling $400 million were reserved for refunds to certain taxpayers for income taxes paid on governmental retirement benefits.


The obligations of the State of North Carolina are currently rated in the highest category by the principal rating agencies.


North Carolina county and municipal governments are likewise required to have a balanced budget. Many political subdivisions have been under increasing financial pressure resulting from increased taxes and expenditure reductions.


There can be no assurance that general economic difficulties or the financial circumstances of North Carolina or its counties and municipalities will not adversely affect the market value of North Carolina Municipal Obligations or the ability of the obligors to pay debt service on such obligations.


Investment Restrictions


The Fund has adopted the following fundamental investment restrictions which apply to all portfolios. They may not be changed unless approved by a majority of the outstanding shares "of each series of the Fund's shares that would be affected by such a change. " The term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The Fund may not:

1. Make portfolio investments other than as described under "Investment Objectives, Policies and Risks. " Any other form of Federal tax-exempt investment must meet the Fund's high quality criteria, as determined by the Board of Directors, and be consistent with the Fund's objectives and policies.

2. Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes. This includes the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

4. Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options. However, securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Objectives, Policies and Risks" herein.

5. Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

6. Purchase securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), except the Fund may purchase variable rate demand instruments which contain a demand feature. The Fund will not invest in a repurchase agreement maturing in more than seven days if any such investment together with securities that are not readily marketable held by the Fund exceed 10% of the Fund's net assets.

7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests. This shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

8. Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, as described under "Investment Objectives, Policies and Risks" herein.

9. Purchase more than 10% of all outstanding voting securities of any one issuer or invest in companies for the purpose of exercising control.

10. Invest more than 25% of its assets in the securities of "issuers" in any single industry. The Fund may invest more than 25% of its assets in Participation Certificates and there shall be no limitation on the purchase of those Municipal Obligations and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-government user, then such non-government user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Immediately after the acquisition of any securities subject to a Demand Feature or Guarantee (as such terms are defined in Rule 2a-7 of the 1940 Act), with respect to 75% of the total assets of the Fund, not more than 10% of the Fund's assets may be invested in securities that are subject to a Guarantee or Demand Feature from the same institution. However, the Fund may only invest more than 10% of its assets in securities subject to a Guarantee or Demand Feature issued by a Non-Controlled Person (as such term is defined in Rule 2a-7 of the 1940
     Act).

11. Invest in securities of other investment companies. The Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with a permitted borrowing.


If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.


III.  MANAGEMENT OF THE FUND


The Fund's Board of Directors, which is responsible for the overall management and supervision of the Fund, has employed the Manager to serve as investment manager of the Fund. The Manager provides persons satisfactory to the Fund's Board of Directors to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of Reich & Tang Asset Management, Inc., the sole general partner of the Manager or employees of the Manager or its affiliates. Due to the services performed by the Manager, the Fund currently has no employees and its officers are not required to devote their full-time to the affairs of the Fund.


The Directors and Officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each of the following persons is 600 Fifth Avenue, New York, New York 10020. Mr. Duff may be deemed an "interested person" of the Fund, as defined in the 1940 Act, on the basis of his affiliation with Reich & Tang Asset Management L.P.


Steven W. Duff, 45 - President and Director of the Fund, has been President of the Mutual Funds Division of the Manager since September 1994. Mr. Duff was formerly Director of Mutual Fund Administration at NationsBank which he was associated with from June 1981 to August 1994. Mr. Duff is also President and a Director /Trustee of 13 other funds in the Reich & Tang Fund Complex, President of Back Bay Funds, Inc., Director of Pax World Money Market Fund, Inc., Executive Vice President of Reich & Tang Equity Fund, Inc., and President and Chief Executive Officer of Tax Exempt Proceeds Fund, Inc.

Dr. W. Giles Mellon, 67 - Director of the Fund, is Professor of Business Administration in the Graduate School of Management, Rutgers University which he has been associated with since 1966. His address is Rutgers University Graduate School of Management, 92 New Street, Newark, New Jersey 07102. Dr. Mellon is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex.


Robert Straniere, 57 - Director of the Fund, has been a member of the New York State Assembly and a partner with The Straniere Law Firm since 1981. His address is 182 Rose Avenue, Staten Island, New York 10306. Mr. Straniere is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex, and a Director of Life Cycle Mutual Funds, Inc.


Dr. Yung Wong, 60 - Director of the Fund, was Director of Shaw Investment Management (UK) Limited from 1994 to October 1995 and formerly General Partner of Abacus Partners Limited Partnership (a general partner of a venture capital investment firm) from 1984 to 1994. His address is 29 Alden Road, Greenwich, Connecticut 06831. Dr. Wong has been a Director of Republic Telecom Systems Corporation (a provider of telecommunications equipment) since January 1989 and of TelWatch, Inc. (a provider of network management software) since August 1989. Dr. Wong is also a Director/Trustee of 15 other funds in the Reich & Tang Fund Complex. Dr. Wong is also a Trustee of Eclipse Financial Asset Trust.


Molly Flewharty, 47 - Vice President of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Flewharty was formerly Vice President of Reich & Tang, Inc. which she was associated with from December 1977 to September 1993. Ms. Flewharty is also Vice President of 18 other funds in the Reich & Tang Fund Complex.


Lesley M. Jones, 50 - Vice President of the Fund, has been Senior Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Jones was formerly Senior Vice President of Reich & Tang, Inc. which she was associated with from April 1973 to September 1993. Ms. Jones is also a Vice President of 14 other funds in the Reich & Tang Fund Complex.


Dana E. Messina, 42 - Vice President of the Fund, has been Executive Vice President of the Mutual Funds Division of the Manager since January 1995 and was Vice President from September 1993 to January 1995. Ms. Messina was formerly Vice President of Reich & Tang, Inc. with which she was associated with from December 1980 to September 1993. Ms. Messina is also Vice President of 15 other funds in the Reich & Tang Fund Complex.


Bernadette N. Finn, 51 - Secretary of the Fund, has been Vice President of the Mutual Funds Division of the Manager since September 1993. Ms. Finn was formerly Vice President and Assistant Secretary of Reich & Tang, Inc. which she was associated with from September 1970 to September 1993. Ms. Finn is also a Secretary of 14 other funds, and a Vice President and Secretary of five additional funds in the Reich & Tang Fund Complex.


Richard De Sanctis, 42 - Treasurer of the Fund, has been Assistant Treasurer of NEIC since September 1993. Mr. De Sanctis was formerly Controller of Reich & Tang, Inc., from January 1991 to September 1993 and Vice President and Treasurer of Cortland Financial Group, Inc. and Vice President of Cortland Distributors, Inc. from 1989 to December 1990. Mr. De Sanctis is also Treasurer of 17 other funds in the Reich & Tang Fund Complex, and is Vice President and Treasurer of Cortland Trust, Inc.


Rosanne Holtzer, 34 - Assistant Treasurer of the Fund, has been Vice President of the Mutual Funds division of the Manager since December 1997. Ms. Holtzer was formerly Manager of Fund Accounting for the Manager with which she was associated with from June 1986. Ms. Holtzer is also Assistant Treasurer of 18 other funds in the Reich & Tang Fund Complex.


The Fund paid an aggregate remuneration of $6,000 to its directors with respect to the period ended August 31, 1998, all of which consisted of directors' fees paid to the three disinterested directors, pursuant to the terms of the Investment Management Contract (see "Manager" herein.)


Directors of the Fund not affiliated with the Manager receive from the Fund an annual retainer of $1,000 and a fee of $250 for each Board of Directors meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Directors who are affiliated with the Manager do not receive compensation from the Fund. See Compensation Table.

                               Compensation Table

                          Aggregate          Pension or Retirement     Estimated Annual   Total Compensation from
Name of Person,         Compensation from      Benefits Accrued as       Benefits upon       Fund and Fund Complex
     Position               the Fund          Part of Fund Expenses       Retirement           Paid to Directors*

Dr. W. Giles Mellon,         $2,000                    0                      0               $57,750 (16 Funds)
Director

Robert Straniere,            $2,000                    0                      0               $57,750 (16 Funds)
Director

Dr. Yung Wong,               $2,000                    0                      0               $57,750 (16 Funds)
Director



* The total compensation paid to such persons by the Fund and Fund Complex for the fiscal year ending August 31, 1998. The parenthetical number represents the number of investment companies (including the Fund) from which the directors receive compensation. A Fund is considered to be in the same Fund complex if among other things, it shares a common investment adviser with the Fund.



IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


On June 30, 1999 there were 246,886,747 Class A shares outstanding, no Class B shares, and no Evergreen shares outstanding. As of June 30, 1999, the amount of shares owned by all officers and directors of the Fund, as a group, was less than 1% of the outstanding shares. Set forth below is certain information as to persons who owned 5% or more of the Fund's outstanding shares as of June 30, 1999:


                                                                     Nature of
Name and address                          % of Class                 Ownership
----------------                          ----------                 ---------


Class A
-------

Wachovia Bank of                             47.31%                   Record
North Carolina, N.A.
P.O. Box 3099
Winston-Salem, N.C. 27102


Evergreen Investment Services                 8.29%                   Record
230 Park Avenue
New York, N.Y. 10169


Class B
-------

None



Evergreen
---------

None


V.  INVESTMENT ADVISORY AND OTHER SERVICES


The Investment Manager for the Fund is Reich & Tang Asset Management L.P., a Delaware limited partnership with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was as of May 31, 1999, investment manager, adviser, or supervisor with respect to assets aggregating in excess of $13.4 billion. In addition to the Fund, the Manager acts as investment manager and administrator of eighteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.



Effective January 1, 1998, NEIC Operating Partnership, L.P. ("NEICOP") was the limited partner and owner of a 99.5% interest in the Manager replacing New England Investment Companies, L.P. ("NEICLP") as the limited partner and owner of such interest in the Manager due to a restructuring by New England Investment Companies, Inc. ("NEIC"). Subsequently, effective March 31, 1998, Nvest Companies, L.P. ("Nvest Companies") due to a change in name of NEICOP, replaces NEICOP as the limited partner and owner of a 99.5% interest in the Manager.

Reich & Tang Asset Management, Inc. (an indirect wholly-owned subsidiary of Nvest Companies) is the sole general partner and owner of the remaining 0.5% interest of the Manager. Nvest Corporation, a Massachusetts Corporation (formerly known as New England Investment Companies, Inc.), serves as the managing general partner of Nvest Companies.


Reich & Tang Asset Management, Inc. is an indirect subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife directly and indirectly owns approximately 47% of the outstanding partnership interests of Nvest Companies and may be deemed a "controlling person" of the Manager. Reich & Tang, Inc. owns, directly and indirectly, approximately 13% of the outstanding partnership interests of Nvest Companies.


MetLife is a mutual life insurance company and is the second largest life insurance company in the United States in terms of total assets. MetLife provides a wide range of insurance and investment products and services to individuals and groups and is the leader among United States life insurance companies in terms of total life insurance in force. MetLife and its affiliates provide insurance or other financial services to approximately 36 million people worldwide.


Nvest Companies is a holding company offering a broad array of investment styles across a wide range of asset categories through seventeen subsidiaries, divisions and affiliates offering a wide array of investment styles and products to institutional clients. Its business units, in addition to the manager, include AEW Capital Management, L.P., Back Bay Advisors, L.P., Capital Growth Management Limited Partnerships, Greystone Partners; L.P., Harris Associates, L.P., Jurika & Voyles, L.P., Kobrick Funds, LLC, Loomis, Sayles & Company, L.P., New England Funds, L.P., Nvest Advisor Services, L.P., Nvest Associates, Inc., Nvest Retirement Services, Nvest Services Company, Snyder Capital Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P., and Westpeak Investment Advisors, L.P. These affiliates in the aggregate are investment advisors or managers of more than 80 other registered investment companies.


The recent name change did not result in a change of control of the Manager and has no impact upon the Manager's performance of its responsibilities and obligations.


On November 28, 1995, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved a new Investment Management Contract effective August 30, 1996, which had a term which extended to July 31, 1998. It is continued in force thereafter for successive twelve-month periods beginning each August 1, provided that such majority vote of the Fund's outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.


Pursuant to the Investment Management Contract, the Manager manages the Fund's portfolio of securities and makes decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Directors of the Fund.


The Manager provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and directors of the Fund, may be directors or officers of NEIC, the sole general partner of the Manager, or employees of the Manager or its affiliates.


The Investment Management Contract is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board of Directors, or by the Manager on sixty days written notice, and will automatically terminate in the event of its assignment. The Investment Management Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or of reckless disregard of its obligations thereunder, the Manager shall not be liable for any action or failure to act in accordance with its duties thereunder.


Under the Investment Management Contract, the Manager receives from the Fund a fee equal to .40% per annum of the Fund's average daily net assets. The fees are accrued daily and paid monthly. The Manager at its discretion may voluntarily waive all or a portion of the management fee.


Pursuant to the Administrative Services Contract with the Fund, the Manager also performs clerical, accounting supervision, office service and related functions for the Fund and provides the Fund with personnel to (i) supervise the performance of accounting related services by Investors Fiduciary Trust Company, the Fund's bookkeeping or recordkeeping agent, (ii) prepare reports to and filings with regulatory authorities and (iii) perform such other services as the Fund may from time to time request of the Manager. The personnel rendering such services may be employees of the Manager, of its affiliates or of other organizations. For its services under the Administrative Services Contract, the Manager receives from the Fund a fee equal to .21% per annum of the Fund's average daily net assets. For the Funds' fiscal years ended August 31, 1998, August 31, 1997 and August 31, 1996, the Manager received a fee of $481,880, $406,136 and $383,707, respectively of which $298,307, $356,429 and $350,316 was voluntarily waived.


For the Fund's fiscal years ended August 31, 1998, August 31, 1997 and August 31, 1996, the fee paid to the Manager under the Investment Management Contract was $917,866, $773,593, and $738,885, respectively of which $0, $0 and $21,971 was voluntarily waived. The Fund's net assets at the close of business on August 31, 1998 totaled $230,672,578. The Manager may waive its rights to any portion of the management fee and may use any portion of the Management fee for purposes of shareholder and administrative services and distribution of the Fund's shares.


The Manager at its discretion may waive its rights to any portion of the management fee or the administrative services fee and may use any portion of the management fee for purposes of shareholder and administrative services and distribution of the Fund's shares. There can be no assurance that such fees will be waived in the future (see "Distribution and Service Plan" herein).


Investment management fees and operating expenses which are attributable to all Classes of the Fund will be allocated daily to each Class based on the percentage of outstanding shares at the end of the day. Additional shareholder services provided by Participating Organizations to Class A shareholders pursuant to the Plan shall be compensated by the Distributor from its own resources which includes the shareholder servicing fee and past profits, and the Manager from its own resources which includes the management fee and past profits and the Fund itself. Expenses incurred in the distribution of Class B shares and the servicing of Class B shares shall be paid by the Manager.


Expense Limitation


The Manager has agreed, pursuant to the Investment Management Contract, (See "Distribution and Service Plan" herein), to reimburse the Fund for its expenses (exclusive of interest, taxes, brokerage and extraordinary expenses) which in any year exceed the limits on investment company expenses prescribed by any state in which the Fund's shares are qualified for sale. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments are made to it on a monthly basis. Subject to the obligations of the Manager to reimburse the Fund for its excess expenses as described above, the Fund has, under the Investment Management Contract, confirmed its obligation for payment of all its other expenses. This includes all operating expenses, taxes, brokerage fees and commissions, commitment fees, certain insurance premiums, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent's fees, telecommunications expenses, auditing and legal expenses, bookkeeping agent fees, costs of forming the corporation and maintaining corporate existence, compensation of directors, officers and employees of the Fund and costs of other personnel performing services for the Fund who are not officers of the Manager or its affiliates, costs of investor services, shareholders' reports and corporate meetings, SEC registration fees and expenses, state securities laws registration fees and expenses, expenses of preparing and printing the Fund's prospectus for delivery to existing shareholders and of printing application forms for shareholder accounts, and the fees and reimbursements payable to the Manager under the Investment Management Contract and the Distributor under the Shareholder Servicing Agreement.


The Fund may from time to time hire its own employees or contract to have management services performed by third parties (including Participating Organizations) as discussed herein. The management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.


Distribution And Service Plan


The Fund's distributor is Reich & Tang Distributors, Inc., a Delaware corporation with principal officers at 600 Fifth Avenue, New York, New York 10020. Pursuant to Rule 12b-1 under the 1940 Act, the SEC has required that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Fund's Board of Directors has adopted a distribution and service plan (the "Plan") and, pursuant to the Plan, the Fund has entered into a Distribution Agreement and a Shareholder Servicing Agreement (with respect to Class A and Evergreen shares) with Reich & Tang Distributors, Inc., (the "Distributor"), as distributor of the Fund's shares.


The Class A and Evergreen shares will be offered to investors who desire certain additional shareholder services from Participating Organizations that are compensated by the Fund's Manager and Distributor for such services. For its services under the Shareholder Servicing Agreement (with respect to the Class A and Evergreen shares), the Distributor receives from the Fund a fee equal to
 .25% per annum of the Fund's average daily net assets of the Class A and Evergreen shares of the Fund (the "Shareholder Servicing Fee"). The fee is accrued daily and paid monthly and any portion of the fee may be deemed to be used by the Distributor for purposes of distribution of the Fund's Class A and Evergreen shares and for payments to Participating Organizations with respect to servicing their clients or customers who are Class A and Evergreen shareholders of the Fund. The Class B shareholders will not receive the benefit of such services from Participating Organizations and, therefore, will not be assessed a Shareholder Servicing Fee.


The following information applies only to the Class A shares of the Fund. For the Fund's fiscal year ended August 31, 1996, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $461,803, none of which was voluntarily waived. During the same period, the Manager made total payments under the plan to or on behalf of Participating Organizations of $736,751. For the Fund's fiscal year ended August 31, 1997, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $483,495, none of which was voluntarily waived. During the same period, the Manager made total payments under the plan to or on behalf of Participating Organizations of $744,502. For the Fund's fiscal year ended August 31, 1998, the amount payable to the Distributor under the Distribution Plan and Shareholder Servicing Agreement adopted thereunder pursuant to Rule 12b-1 under the 1940 Act, totaled $573,667, none of which was voluntarily waived. During the same period, the Manager made total payments under the Plan to or on behalf of Participating Organizations of $980,407. The excess of such payments over the total payments the Distributor received from the Fund under the Plan represents distribution and servicing expenses funded by the Distributor from its own resources, or the Manager from its own resources (which may be deemed to be an indirect payment by the Fund). For the fiscal year ended August 31, 1998, the total amount spent pursuant to the Plan for Class A shares was .44% of the average daily net assets of the Fund, of which .25% of the average daily net assets was paid by the Fund to the Distributor, pursuant to the Shareholder Servicing Agreement. Data for the Evergreen shares is not available since there were no Evergreen shares issued as of August 31, 1998.


Under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.


The Plan and the Shareholder Servicing Agreement provide that the Distributor will pay for (i) telecommunications expenses, including the cost of dedicated lines and CRT terminals, incurred by the Participating Organizations and Distributor in carrying out their obligations under the Shareholder Servicing Agreement with respect to the Class A shares and (ii) preparing, printing and delivering the Fund's prospectus to existing shareholders of the Fund and preparing and printing subscription application forms for shareholder accounts.


The Plan provides that the Manager may make payments from time to time from their own resources, which may include the management fee, and past profits for the following purposes: (i) to defray the costs of, and to compensate others, including Participating Organizations with whom the Distributor has entered into written agreements for performing shareholder servicing and related administrative functions on behalf of the Class A and Evergreen shares of the Fund; (ii) to compensate certain Participating Organizations for providing assistance in distributing the Fund's shares; and (iii) to pay the costs of printing and distributing the Fund's prospectus to prospective investors, and to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. The Distributor may also make payments from time to time from its own resources, which may include the Shareholder Servicing Fee and past profits for the purpose enumerated in (i) above. The Distributor will determine the amount of such payments made pursuant to the Plan, provided that such payments will not increase the amount which the Fund is required to pay to the Manager or the Distributor for any fiscal year under the Investment Management Contract or the Shareholder Servicing Agreement in effect for that year.


In accordance with Rule 12b-1, the Plan provides that all written agreements relating to the Plan entered into between either the Fund or the Distributor and Participating Organizations or other organizations must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.


The Plan provides that it will remain in effect until August 31, 1998. Thereafter it may continue in effect for successive annual periods commencing September 1, provided it is approved by the Fund's shareholders or by the Board of Directors. This includes a majority of directors who are not interested persons of the Fund and who have no direct or indirect interest in the operation of the Plan or in the agreements related to the Plan. The Plan further provides that it may not be amended to increase materially the costs which may be spent by the Fund for distribution pursuant to the Plan without shareholder approval, and the other material amendments must be approved by the directors in the manner described in the preceding sentence. The Plan may be terminated at any time by a vote of a majority of the disinterested directors of the Fund or the Fund's shareholders.


Custodian And Transfer Agents


Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, is custodian for the Fund's cash and securities. Reich & Tang Services, Inc., an affiliate of the Fund's Manager, located at 600 Fifth Avenue, New York, NY 10020, is transfer agent and dividend agent for the shares of the Fund. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 is the registrar, transfer agent and dividend disbursing agent for the Evergreen Shares of the Fund. The custodian and transfer agents do not assist in, and are not responsible for, investment decisions involving assets of the Fund.


Counsel and Auditors


Legal matters in connection with the issuance of shares of stock of the Fund are passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022. Matters in connection with North Carolina law are passed upon by Kennedy Covington Lobdell and Hickman, L.L.P., NationsBank Corporate Center, Suite 4200, Charlotte, North Carolina 28202.


McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, New York 10017, independent certified public accountants, have been selected as auditors for the Fund.


VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES


The Fund's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Fund has paid no brokerage commissions since its formation. Any transaction for which the Fund pays a brokerage commission will be effected at the best price and execution available. Thus, the Fund will select a broker for such a transaction based upon which broker can effect the trade at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund purchases participation certificates in variable rate Municipal Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.


Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. No preference in purchasing portfolio securities will be given to banks or dealers that are Participating Organizations.


Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may be or become managed by the Manager or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Manager are simultaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers.


No portfolio transactions are executed with the Manager or its affiliates acting as principal. In addition, the Fund will not buy bankers' acceptances, certificates of deposit or commercial paper from the Manager or its affiliates.


VII.  CAPITAL STOCK AND OTHER SECURITIES


The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the shares into separate series of stock, one for each of the portfolios that may be created. Each share of any series of shares when issued will have equal dividend, distribution and liquidation rights within the series for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares of all series have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the unaffected series. Shares will be voted in the aggregate. There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. Shares are redeemable at net asset value, at the option of the shareholder. The

Fund is subdivided into three classes of common stock, Class A, Class B, and Evergreen Class. Each share, regardless of class, will represent an interest in the same portfolio of investments and will have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that: (i) the Class A, Class B, and Evergreen shares will have different class designations;
(ii) only the Class A and Evergreen shares will be assessed a service fee pursuant to the Rule 12b-1 Distribution and Service Plan of the Fund of .25% of each Classes shares' average daily net assets; (iii) only the holders of the Class A and Evergreen shares will be entitled to vote on matters pertaining to the Plan and any related agreements in accordance with provisions of Rule 12b-1; and (iv) the exchange privilege will permit stockholders to exchange their shares only for shares of the same class of an investment company that participates on an exchange privilege program with the Fund (except for the Evergreen Class which does not currently offer an exchange privilege). Payments that are made under the Plan will be calculated and charged daily to the appropriate class prior to determining daily net asset value per share and dividends/distributions.


Under its amended Articles of Incorporation, the Fund has the right to redeem for cash shares of stock owned by any shareholder to the extent and at such times as the Fund's Board of Directors determines to be necessary or appropriate to prevent an undue concentration of stock ownership which would cause the Fund to become a "personal holding company" for Federal income tax purposes. In this regard, the Fund may also exercise its right to reject purchase orders.


The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so. In that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor, the Fund will not issue certificates evidencing Fund shares.


As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual or special meetings only (i) for the election (or re-election) of directors,
(ii) for approval of the revised investment advisory contracts with respect to a particular class or series of stock, (iii) for approval of the Fund's distribution agreement with respect to a particular class or series of stock, and (iv) upon the written request of shareholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act, including the removal of Fund director(s) and communication among shareholders, any registration of the Fund with the SEC or any state, or as the Directors may consider necessary or desirable. Each Director serves until his successor is elected or qualified, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.


VIII.  PURCHASE, REDEMPTION AND PRICING OF SHARES


The material relating to the purchase, redemption, and pricing of shares for each Class of shares is located in the Shareholder Information section of each prospectus and is hereby incorporated by reference.


Net Asset Value


The Fund does not determine net asset value per share of each Class on any day in which the New York Stock Exchange is closed for trading. Those days include:
New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


The net asset value of the Fund's shares is determined as of 12 noon, New York City time, on each Fund Business Day. The net asset value of a Class is computed by dividing the value of the Fund's net assets for such Class (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares outstanding for such Class.


The Fund's portfolio securities are valued at their amortized cost in compliance with the provisions of Rule 2a-7 under the 1940 Act. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Board of Directors will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the value of an instrument is higher or lower than the price an investment company would receive if the instrument were sold.


The Fund's Board of Directors has established procedures to stabilize the Fund's net asset value at $1.00 per share of each Class. These procedures include a review of the extent of any deviation of net asset value per share, based on available market rates, from the Fund's $1.00 amortized cost per share of each Class. Should that deviation exceed 1/2 of 1%, the Board will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a remaining maturity greater than 397 days, will limit portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments that the Fund's Board of Directors determines present minimal credit risks, and will comply with certain reporting and record keeping procedures. The Fund has also established procedures to ensure compliance with the requirement that portfolio securities are Eligible Securities. (See "Description of the Fund and its Investments and Risks" herein.)


IX.  TAXATION OF THE FUND


Federal Income Taxes


The Fund has elected to qualify under the Internal Revenue Code of 1986, as amended (the "Code"), and under North Carolina law as a "regulated investment company" that distributes "exempt-interest dividends". The Fund intends to continue to qualify for regulated investment company status so long as such qualification is in the best interest of its shareholders, because qualification relieves the Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code.


The Fund's policy is to distribute as exempt-interest dividends each year 100%, and in no event less than 90%, of its tax-exempt interest income, net of certain deductions. Exempt-interest dividends are dividends paid by the Fund that are attributable to interest that is exempt from regular Federal income tax, and are designated by the Fund as exempt-interest dividends in a written notice mailed to the Fund's shareholders. The percentage of the total dividends paid by the Fund during any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends during the year.


Exempt-interest dividends are to be treated by the Fund's shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. The amount of such interest received will have to be disclosed on the shareholders' Federal income tax returns. A shareholder is advised to consult its tax advisors with respect to whether exempt-interest dividends retain the exclusion under Section 103 of the Code if such shareholder would be treated as a "substantial user" or "related person" under Section 147(a) of the Code with respect to some or all of the "private activity bonds", if any, held by the Fund. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such exempt-interest dividend. The Code provides that interest on indebtedness incurred, or continued, to purchase or carry certain tax-exempt securities, such as shares of the Fund, is not deductible. Therefore, among other consequences, a certain proportion of interest on indebtedness incurred, or continued, to purchase or carry securities on margin may not be deductible during the period an investor holds shares of the Fund. For Social Security recipients, interest on tax-exempt bonds, including exempt-interest dividends paid by the Fund, is to be added to adjusted gross income for purposes of computing the amount of social security benefits includible in gross income. Taxpayers are required to include as an item of tax preference for purposes of the Federal alternative minimum tax all tax-exempt interest on "private activity" bonds, issued after August 7, 1986 (generally, a bond issue in which more than 10% of the proceeds are used in a non-governmental trade or business, other than Section 501(c)(3) bonds). This provision will apply to any portion of the exempt-interest dividends from the Fund's assets that are attributable to such post-August 7, 1986 private activity bonds. Certain corporations are required to increase their alternative minimum taxable income for purposes of calculating their alternative minimum tax liability by 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds its alternative minimum taxable income (determined without this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years are subject to a minimum tax on excess "passive investment income", which includes tax-exempt interest.


Although it is not intended, it is possible that the Fund may realize short-term or long-term capital gains or losses from its portfolio transactions. The Fund may also realize short-term or long-term capital gains or accrued market discount upon the maturity or disposition of securities acquired at discounts resulting from market fluctuations. Short-term capital gains and accrued market discount will be taxable to shareholders as ordinary income. Any net capital gains (the excess of net realized long-term capital gain over net realized short-term capital loss) will be distributed annually to shareholders. The Fund will have no tax liability with respect to distributed net capital gains and the distributions will be taxable to shareholders as long-term capital gains regardless of how long the shareholders have held their shares. However, shareholders who at the time of such a net capital gain distribution have not held their shares for more than 6 months, and who subsequently dispose of those shares at a loss, will be required to treat such loss as a long-term capital loss to the extent of the net capital gain distribution. Distributions of net capital gain will be designated as a "capital gain dividend" in a written notice mailed to the Fund's shareholders after the close of the Fund's taxable year. Capital gains realized by corporations are generally taxed at the same rate as ordinary income. However, long-term capital gains realized by non-corporate shareholders who have a holding period of more than 12 months are taxable at a maximum rate of 20%. Corresponding maximum rate and rules apply with respect to capital gains dividends distributed by the Fund, without regard to the length of time shares have been held by the shareholder.

The Fund intends to distribute at least 90% of its investment company taxable income (taxable income subject to certain adjustments exclusive of the excess of its net long-term capital gain over its net short-term capital loss) for each taxable year. These distributions will be taxable to shareholders as ordinary income. The Fund will be subject to Federal income tax on any undistributed investment company taxable income. Expenses paid or incurred by the Fund will be allocated between tax-exempt and taxable income in the same proportion as the amount of the Fund's tax-exempt income bears to the total of such exempt income and its gross income (excluding from gross income the excess of capital gains over capital losses). If the Fund does not distribute at least 98% of its ordinary income and 98% of its capital gain net income for a taxable year, the Fund will be subject to a nondeductible 4% excise tax on the excess of such amounts over the amounts actually distributed.


If a shareholder fails to provide the Fund with a current taxpayer identification number, the Fund generally is required to withhold 31% of taxable interest, dividend payments, and proceeds from the redemption of shares of the Fund.


Dividends and distributions to shareholders will be treated in the manner described herein for Federal and North Carolina income tax purposes whether received in cash or reinvested in additional shares of the Fund.


With respect to the variable rate demand instruments, including participation certificates therein, the Fund has obtained and is relying on the opinion of Battle Fowler LLP, counsel to the Fund, that it will be treated for Federal income tax purposes as the owner of the underlying Municipal Obligations and that the interest thereon will be exempt from regular federal income taxes to the Fund and its shareholders to the same extent as interest on the underlying Municipal Obligations. Counsel has pointed out that the Internal Revenue Service has announced that it will not ordinarily issue advance rulings on the question of ownership of securities or participation interests therein subject to a put and, as a result, the Internal Revenue Service could reach a conclusion different from that reached by counsel.


In South Carolina v. Baker, the United States Supreme Court held that the Federal government may constitutionally require states to register bonds they issue and may subject the interest on such bonds to Federal tax if not registered, and that there is no constitutional prohibition against the Federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as Municipal Obligations and to tax such bonds in the future. The decision does not, however, affect the current exemption from regular income taxation of the interest earned on the Municipal Obligations in accordance with Section 103 of the Code.


From time to time, proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Obligations. If such a proposal were introduced and enacted in the future, the ability of the Fund to pay exempt-interest dividends would be adversely affected and the Fund would reevaluate its investment objective and policies and consider changes in the structure.


North Carolina Income Taxes


The designation of all or a portion of a dividend paid by the Fund as an "exempt-interest dividend" under the Code does not necessarily result in the exemption of such amount from tax under the laws of any state or local taxing authority. However, assuming that the Fund is a regulated investment company within the meaning of Section 851 of the Code and has filed with the North Carolina Department of Revenue its election to be treated as a regulated investment company, exempt interest dividends received from the Fund and correctly identified by the Fund as derived from obligations issued by or on behalf of the state of North Carolina or any political subdivisions need not be included in North Carolina taxable income by shareholders of the Fund subject to North Carolina taxation. Exempt-interest dividends correctly identified by the Fund as derived from obligations of Puerto Rico and the Virgin Islands, as well as other types of obligations that North Carolina is prohibited from taxing under the Constitution or laws of the United States of America or the constitution or laws of North Carolina ("Territorial Municipal Obligations") should be exempt from North Carolina income taxation provided the Fund complies with applicable North Carolina law. Dividends with respect to interest on obligations from states other than North Carolina and its political subdivisions are required to be added to Federal taxable income in calculating North Carolina taxable income. The portion of distributions from the Fund that represents capital gain is reportable for North Carolina income tax purposes as capital gain income and not dividend income.


X.  UNDERWRITERS


The Fund sells and redeems its shares on a continuing basis at their net asset value and does not impose a sales charge. The Distributor does not receive an underwriting commission. In effecting sales of Fund shares under the Distribution Agreement, the Distributor, for nominal consideration (i.e., $1.00) and as agent for the Fund, will solicit orders for the purchase of the Fund's shares, provided that any subscriptions and orders will not be binding on the Fund until accepted by the Fund as principal.

The Glass-Steagall Act and other applicable laws and regulations prohibit banks and other depository institutions from engaging in the business of underwriting, selling or distributing most types of securities. In the opinion of the Manager, however, based on the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services for investment companies such as the shareholder servicing and related administrative functions referred to above. The Fund's Board of Directors will consider appropriate modifications to the Fund's operations, including discontinuance of any payments then being made under the Plan to banks and other depository institutions, in the event of any future change in such laws or regulations which may affect the ability of such institutions to provide the above-mentioned services. It is not anticipated that the discontinuance of payments to such an institution would result in loss to shareholders or change in the Fund's net asset value. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register ad dealers pursuant to state law.


XI.  CALCULATION OF PERFORMANCE DATA


The Fund calculates a seven-day yield quotation using a standard method prescribed by the rules of the SEC. Under that method, the Fund's yield figure, which is based on a chosen seven-day period, is computed as follows: the Fund's return for the seven-day period is obtained by dividing the net change in the value of a hypothetical account having a balance of one share at the beginning of the period by the value of such account at the beginning of the period (expected to always be $1.00). This is multiplied by (365/7) with the resulting annualized figure carried to the nearest hundredth of one percent. For purposes of the foregoing computation, the determination of the net change in account value during the seven-day period reflects (i) dividends declared on the original share and on any additional shares, including the value of any additional shares purchased with dividends paid on the original share, and (ii) fees charged to all shareholder accounts. Realized capital gains or losses and unrealized appreciation or depreciation of the Fund's portfolio securities are not included in the computation. Therefore annualized yields may be different from effective yields quoted for the same period.


The Fund's "effective yield" for each Class is obtained by adjusting its "current yield" to give effect to the compounding nature of the Fund's portfolio, as follows: the unannualized base period return is compounded and brought out to the nearest one hundredth of one percent by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = [(base period return +
1)365/7] - 1.


Although published yield information is useful to investors in reviewing the Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day. The Fund's yield for any given period is not an indication, or representation by the Fund, of future yields or rates of return on the Fund's shares, and may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield for a stated period of time. Investors who purchase the Fund's shares directly may realize a higher yield than Participant Investors because they will not be subject to any fees or charges that may be imposed by Participating Organizations.


The Fund may from time to time advertise its tax equivalent current yield. The tax equivalent yield for each Class is computed based upon a 30-day (or one month) period ended on the date of the most recent balance sheet included in this Statement of Additional Information. It is computed by dividing that portion of the yield of the Fund (as computed pursuant to the formulae previously discussed) which is tax exempt by one minus a stated income tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax exempt. The tax equivalent yield for the Fund may also fluctuate daily and does not provide a basis for determining future yields.


The Fund may from time to time advertise a tax equivalent effective yield table which shows the yield that an investor would need to receive from a taxable investment in order to equal a tax-free yield from the Fund. This is calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt. See "Taxable Equivalent Yield Table" herein.


The Fund's Class A shares' yield for the seven day period ended February 28, 1999 was 2.09% which is equivalent to an effective yield of 2.11%. The Fund's Class A shares' yield for the seven day period ended November 30, 1998 was 2.47% which is equivalent to an effective yield of 2.50%. There is no seven day yield available for the Evergreen shares since these shares were not in existence prior to July 9, 1999.


XII.  FINANCIAL STATEMENTS


The interim, unaudited financial statements for the Fund for the six months ended February 28, 1999 and the audited financial statements for the fiscal year ended August 31, 1998 and the report therein of McGladrey & Pullen, LLP, are herein incorporated by reference to the Fund's Semi-Annual and Annual Reports, respectively. The Semi-Annual and Annual Reports are available upon request and without charge.

DESCRIPTION OF RATINGS *


Description of Moody's Investors Service, Inc.'s Two Highest Municipal Bond
Ratings:


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Con. (c) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (i) earnings of projects under construction, (ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


Description of Moody's Investors Service, Inc.'s Two Highest Ratings of State and Municipal Notes and Other Short-Term Loans:


Moody's ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Symbols used will be as follows:


MIG-1: Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG-2: Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Description of Standard & Poor's Rating Services Two Highest Debt Ratings:


AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.


Plus ( + ) or Minus ( - ): The AA rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


Standard & Poor's does not provide ratings for state and municipal notes.


Description of Standard & Poor's Rating Services Two Highest Commercial Paper
Ratings:


A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


Description of Moody's Investors Service, Inc.'s Two Highest Commercial Paper
Ratings:


Moody's employs the following designations, both judged to be investment grade, to indicate the relative repayment capacity of rated issues: Prime-1, highest quality; Prime-2, higher quality.



----------
* As described by the rating agencies.

                    CORPORATE TAXABLE EQUIVALENT YIELD TABLE



             (Based on Tax Rates Effective Until December 31, 1999)





--------------------------------------------------------------------------------------------------------------------------

                                           1. If Your Taxable Income Bracket is . . .
--------------------------------------------------------------------------------------------------------------------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------

Corporate            $50,001-       $75,001-      $100,001-      $  335,001-   $10,000,001-  $15,000,001-   $18,333,334-
                      75,000        100,000        335,000       10,000,000     15,000,000    18,333,333       and over
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
--------------------------------------------------------------------------------------------------------------------------

                                        2. Then Your Combined Income Tax Bracket Is . . .
--------------------------------------------------------------------------------------------------------------------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------

Federal              25.00%        34.00%          39.00%         34.00%         35.00%           38.00%         35.00%
Tax Rate
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------

State                 7.00%         7.00%           7.00%          7.00%          7.00%           7.00%         7.00%
Tax Rate
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------

State Tax             0.00%         0.00%           0.00%          0.00%          0.00%           0.00%         0.00%
Surcharge
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------

Combined             30.25%        38.62%          43.27%         38.62%         39.55%          42.34%        39.55%
Marginal
Tax Rate
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
--------------------------------------------------------------------------------------------------------------------------

                              3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
--------------------------------------------------------------------------------------------------------------------------
----------------- --------------------------------------------------------------------------------------------------------

Tax                                            Equivalent Taxable Investment Yield
Exempt                                         Required to Match Tax Exempt Yield
Yield
----------------- --------------------------------------------------------------------------------------------------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------

      2.00%           2.87%         3.26%           3.53%          3.26%          3.31%          3.47%          3.31%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      2.50%           3.58%         4.07%           4.41%          4.07%          4.14%          4.34%          4.14%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      3.00%           4.30%         4.89%           5.29%          4.89%          4.96%          5.20%          4.96%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      3.50%           5.02%         5.70%           6.17%          5.70%          5.79%          6.07%          5.79%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      4.00%           5.73%         6.52%           7.05%          6.52%          6.62%          6.94%          6.62%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      4.50%           6.45%         7.33%           7.93%          7.33%          7.44%          7.80%          7.44%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      5.00%           7.17%         8.15%           8.81%          8.15%          8.27%          8.67%          8.27%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      5.50%           7.89%         8.96%           9.70%          8.96%          9.10%          9.54%          9.10%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      6.00%           8.60%         9.78%          10.58%          9.78%          9.93%         10.41%          9.93%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      6.50%           9.32%        10.59%          11.46%         10.59%         10.75%         11.27%         10.75%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------
      7.00%          10.04%        11.40%          12.34%         11.40%         11.58%         12.14%         11.58%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- --------------




To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.

                    INDIVIDUAL TAXABLE EQUIVALENT YIELD TABLE



             (Based on Tax Rates Effective Until December 31, 1999)




-------------------------------------------------------------------------------------------------------------------------

                                           1. If Your Taxable Income Bracket is . . .
-------------------------------------------------------------------------------------------------------------------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------

Single                $0-        $12,751 -         $25,751-       $60,001-      $ 61,451-      $130,251-      $283,151
Return              12,750        25,750            60,000         62,450        130,250        283,150       and over
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------

Joint                 $0-        $21,251 -         $43,051-      $100,001-     $104,050-       $158,551-      $283,151
Return              21,250        43,050            100,000       104,050       158,550         283,150      and over
-------------------------------------------------------------------------------------------------------------------------

                                       2. Then Your Combined  Income Tax Bracket Is . . .
-------------------------------------------------------------------------------------------------------------------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------

Federal              15.00%        15.00%         28.00%          28.00%         31.00%         36.00%          39.60%
Tax Bracket
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------

State                 6.00%         7.00%          7.00%           7.75%          7.75%          7.75%           7.75%
Tax Bracket
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------

Combined             20.10%        20.95%         33.04%          33.58%         36.35%         40.96%          44.28%
Tax Bracket
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
-------------------------------------------------------------------------------------------------------------------------

                             3. Now Compare Your Tax Free Income Yields With Taxable Income Yields
-------------------------------------------------------------------------------------------------------------------------
----------------- -------------------------------------------------------------------------------------------------------

Tax                                     Equivalent Taxable Investment Yield
Exempt                                  Required to Match Tax Exempt Yield
Yield
----------------- -------------------------------------------------------------------------------------------------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
      2.00%           2.50%         2.53%          2.99%           3.01%          3.14%          3.39%          3.59%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
      2.50%           3.13%         3.16%          3.73%           3.76%          3.93%          4.23%          4.49%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
      3.00%           3.75%         3.80%          4.48%           4.52%          4.71%          5.08%          5.38%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
      3.50%           4.38%         4.43%          5.23%           5.27%          5.50%          5.93%          6.28%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
      4.00%           5.01%         5.06%          5.97%           6.02%          6.28%          6.78%          7.18%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
      4.50%           5.63%         5.69%          6.72%           6.78%          7.07%          7.62%          8.08%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
      5.00%           6.26%         6.33%          7.47%           7.53%          7.86%          8.47%          8.97%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
      5.50%           6.88%         6.96%          8.21%           8.28%          8.64%          9.32%          9.87%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
      6.00%           7.51%         7.59%          8.96%           9.03%          9.43%         10.16%         10.77%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
      6.50%           8.14%         8.22%          9.71%           9.79%         10.21%         11.01%         11.67%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------
      7.00%           8.76%         8.86%         10.45%          10.54%         11.00%         11.86%         12.56%
----------------- -------------- -------------- -------------- -------------- -------------- -------------- -------------

To use this chart, find the applicable level of taxable income based on your tax filing status in section one. Then read down to section two to determine your combined tax bracket and, in section three, to see the equivalent taxable yields for each of the tax free income yields given.


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